UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2010

eLayaway, Inc. (f/k/a Tedom Capital, Inc.)
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-148516	20-8235863
(Commission File Number)	(IRS Employer Identification No.)

1625 Summit Lake Drive, Suite 205, Tallahassee, FL	32317
(Address of Principal Executive Offices)	(Zip Code)

(850) 219-8210
Registrant’s telephone number, including area code

Tedom Capital, Inc.
(Former name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ELAYAWAY, INC. (f/k/a TEDOM CAPITAL, INC.)

TABLE OF CONTENTS

Item
2.01	Completion of Acquisition or Disposition of Assets
	Changes to the business	1

Item
2.02	Management’s Discussion and Analysis of Financial Condition and Results of Operations	1

Item
3.02	Unregistered Sales of Equity Securities
	Transfer Agent	3

Item
9.01	Financial Statements and Exhibits.	3

Item 2.01  Completion of Acquisition or Disposition of Assets

Changes to the Business.  On April 16, 2010, Tedom Capital, Inc. (“Tedom”) filed with the State of Delaware to change its name to eLayaway, Inc. (“eLayaway”).  On April 19, 2010, eLayaway, Inc., a Florida corporation, filed with the State of Florida to change its name to eLayawayCOMMERCE, Inc. (“eLaCOMMERCE”).  On April 19, 2010, the Company filed with FINRA to reflect the name change and to request a symbol change.

Forward-Looking Statements

Statements in this Current Report on Form 8-K and other written reports made from time to time by us that are not historical facts constitute so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. Forward-looking statements are likely to address our growth strategy, financial results and product and development programs, among other things. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. Such risks and uncertainties include but are not limited to those outlined in the section entitled “Risk Factors” and other risks detailed from time to time in our filings with the SEC or otherwise. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 2.02  Management’s Discussion and Analysis of Financial Condition and Results of Operations

This discussion should be read in conjunction with the other sections of this Report, including “Risk Factors,” “Description of Business” and the Financial Statements attached hereto pursuant to Item 9.01 and the related exhibits. The various sections of this discussion contain a number of forward-looking statements, all of which are based on our current expectations and could be affected by the uncertainties and risk factors described throughout this Report. See “Forward-Looking Statements.” Our actual results may differ materially.

Recent Events

Prior to April 12, 2010, we were an operating company, with minimal assets and activities. On April 12, 2010, we completed a merger, pursuant to which a wholly-owned subsidiary of ours merged with and into eLaCOMMERCE, with eLaCOMMERCE being the surviving corporation and becoming our wholly-owned subsidiary. In connection with this merger, we discontinued our former business and succeeded to the business of eLaCOMMERCE as our sole line of business. The merger is being accounted for as a recapitalization, with eLaCOMMERCE deemed to be the accounting acquirer and Tedom the acquired company. Accordingly, eLaCOMMERCE’s historical financial statements for periods prior to the merger have become those of the registrant (Tedom) retroactively restated for, and giving effect to, the number of shares received in the merger. The accumulated earnings of eLaCOMMERCE were also carried forward after the acquisition. Operations reported for periods prior to the merger are those of eLaCOMMERCE.

Overview

We are an alternative payment processing company providing online layaway services for merchants and their consumers.  Our services are for online merchants and brick and mortar merchants.

Critical Accounting Estimates and Policies

Use of Estimates. The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  Significant estimates in the accompanying consolidated financial statements include the amortization period for intangible assets, valuation and impairment valuation of intangible assets, depreciable lives of the website and property and equipment, valuation of share-based payments and the valuation allowance on deferred tax assets.

Changes in Accounting Principles. No significant changes in accounting principles were adopted during the three months ended March 31, 2010.

Website Development Costs.  The Company accounts for its website development costs in accordance with Accounting Standards Codification (“ASC”) ASC 350-10 “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use” (“ASC 350-10”).  These costs are included in intangible assets in the accompanying consolidated financial statements.

ASC 350-10 requires the expensing of all costs of the preliminary project stage and the training and application maintenance stage and the capitalization of all internal or external direct costs incurred during the application development stage.  The Company amortizes the capitalized cost of software developed or obtained for internal use over an estimated life of three years.

Impairment of Long-Lived Assets.  The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”.  This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

Fair Value of Financial Instruments and Fair Value Measurements.  The Company measure their financial assets and liabilities in accordance with generally accepted accounting principles.  For certain of our financial instruments, including cash, accounts payable, accrued expenses escrow liability and short term loans the carrying amounts approximate fair value due to their short maturities.

Effective January 1, 2008, we adopted accounting guidance for financial and non-financial assets and liabilities.  The adoption did not have a material impact on our results of operations, financial position or liquidity.  This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures.  This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements.  This guidance does not apply to measurements related to share-based payments.  This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost).  The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.  The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly.  These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

Revenue Recognition. Revenues are recognized on our products in accordance with ASC 605-10, “Revenue Recognition in Financial Statement.”  Under these guidelines, revenue is recognized on sales transactions when all of the following exist:  persuasive evidence of an arrangement did exist, delivery of service has occurred, the sales price to the buyer is fixed or determinable and collectibility is reasonably assured.   The Company has several revenue streams as follows:

•	Transaction fees for each layaway, which are recognized at the point-of-sale.
•	eLayawayADVANTAGE™, which is a monthly consumer membership fee paid in advance each month and recognized pro rata over the service period.
•
eLayawayMALL commissions which are commissions earned by referring customers to merchants through the Company’s website and are recognized by the Company at the point of sale by the third party merchant.

•	Cancellation fees ($25 per cancellation) which are charged to eLayaway members upon cancellation of their order and recognized on the cancellation date.
•	Merchant subscription fees which are either monthly merchant service fees recognized pro rata over the service period or transaction fees recognized at the point-of-sale.
•	Interest income derived from the escrow account which is included as other income.

Stock Based Compensation.  The Company adopted ASC 505-50, “Share Based Payment” and related interpretations.  ASC 505-50 requires companies to estimate and recognize the fair value of stock-based awards to employees and directors.  The value of the portion of an award that is ultimately expected to vest is recognized as an expense over the requisite service periods using the straight-line attribution method.

The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model.

Results of Operations

Three Months Ended March 31, 2010 Compared to the Three Months Ended March 31, 2009

Revenue. For the three months ended March 31, 2010, our revenue was $23,840, compared to $38,721 for the same period in 2009, representing a decrease of 38.4%. This decrease in revenue was primarily attributable to the effect of the deficiency in funding to provide further integration, the effect of a decrease in marketing, and a restructuring of fees for merchants.

Gross Loss. For the three months ended March 31, 2010, our gross loss was $53,840, compared to a gross loss of $108,558 for the same period in 2009, representing a decrease of 50.4%. This decrease in our gross loss resulted primarily from the reduction in cost of sales ($77,680 and $147,279, for the three months ended March 31, 2010 and 2009, respectively).

Selling, General and Administrative Expenses. For the three months ended March 31, 2010, selling, general and administrative expenses were $217,149 compared to $316,641 for the same period in 2009, a decrease of 31.4%.  This reduction was primarily caused primarily by lower professional fees (from $180,053 to $79,084).

Net Loss. We generated net losses of approximately $279,688 for the three months ended March 31, 2010 compared to approximately $426,024 for the same period in 2009, a decrease of 34.3%.

Liquidity and Capital Resources

General. At March 31, 2010, we had cash and cash equivalents of $31,100. We have historically met our cash needs through a combination of cash flows from operating activities and proceeds from private placements of our securities. Our cash requirements are generally for selling, general and administrative activities. We believe that our cash balance at the time of the Merger should be sufficient to finance our cash requirements for expected operational activities, capital improvements, and partial repayment of debt through the next 4 months.

Our operating activities generated a deficit cash flow of approximately $57,365 for the three months ended March 31, 2010, and we used cash in operations of approximately $145,672 during 2009. The principal elements of cash flow from operations for the three months ended March 31, 2010 included a net loss of $279,688, offset by depreciation expense of $19,466, amortization expense of $9,451, and decreased investment in operating working capital elements of $193,406.

Cash generated in our financing activities was $57,482 for the three months ended March 31, 2010, compared to cash generated of approximately $153,991 during the comparable period in 2009. This decrease was primarily attributed to a concentrated effort of capital procurement in 2009 compared to 2010.

Cash used in investing activities during the three months ended March 31, 2010 was $0 compared to $0 during the same period in 2009. Zero investments was attributable to the Company not making acquisitions due to cash flow restrictions.

As of March 31, 2010, current liabilities exceeded current assets by 5.4 times. Current assets increased from $219,173 at March 31, 2009 to $241,939 at March 31, 2010.

Item 3.02 Unregistered Sales of Equity Securities

Transfer Agent
The Company did not change to OTC Stock Transfer as reported in the Form 8-K filed on April 16, 2010.  The Company continues to utilize Registrar and Transfer Company.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), eLayaway’s unaudited consolidated financial statements for the three months ended March 31, 2010 and 2009 are filed in this Current Report on Form 8-K as Exhibit 99.1.

               (b) Exhibits.
The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	eLayaway, Inc. and Subsidiaries unaudited financial statements for the three months ended March 31, 2010 and 2009. (1)

(1)  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 14, 2010
eLAYAWAY, INC.
By: /s/ Douglas R. Salie
Douglas R. Salie
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	eLayaway, Inc. and Subsidiaries unaudited financial statements for the three months ended March 31, 2010 and 2009. (1)